UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM 8-K/A

                                ----------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                  July 10, 2007

                           USANA HEALTH SCIENCES, INC.

             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21116

              Utah                                             87-0500306
(State or other jurisdiction of                     (IRS Employer Identification
          incorporation)                                        Number)

                           3838 West Parkway Boulevard
                           Salt Lake City, Utah 84120
               (Address of principal executive offices, Zip Code)

       Registrant's telephone number, including area code: (801) 954-7100

   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Introduction

On July 16, 2007, the Company filed a Current Report on Form 8-K (the "Original 8-K") for the purpose of reporting the resignation of Grant Thornton LLP ("GT") as the Company's independent registered public accounting firm. This Amendment to the Original 8-K is furnished to further explain: (1) the disagreement between the Company and GT as to the necessity for GT's expanding the scope of its procedures in connection with GT's review of the Company's Quarterly Report on Form 10-Q for quarter ended March 31, 2007 (the "First Quarter 10-Q"), after Mr. Barry Minkow published allegations against the Company which the Company deemed to be unfounded, and (2) the nature of Mr. Minkow's allegations for which the Company's Audit Committee, at the request of GT, engaged select adivsors to review.

The full text of the Original 8-K, as supplemented by this Amendment, reads as follows:

Item 4.01 Changes in Registrant's Certifying Accountant

On July 10, 2007 Grant Thornton LLP ("GT") resigned as the Company's independent registered public accounting firm.

The reports of GT for the Company's fiscal years ended December 30, 2006 and December 31, 2005 contained no adverse opinions, disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles.

During the Company's fiscal years ended December 30, 2006 and December 31, 2005, and the interim period from December 30, 2006 through the date hereof, there were no disagreements between the Company and GT on any accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of GT, would have caused it to make reference to the subject matter of the disagreement in connection with its report, except as described below.

In connection with GT's review of the Company's unaudited financial statements that were included in the Company's First Quarter 10-Q, the Audit Committee and GT disagreed as to the scope of the procedures to be performed by the auditors and disagreed as to the extent to which the Audit Committee should engage new, independent consultants to respond to what the Company and its Audit Committee deemed to be unfounded and unwarranted accusations leveled against the Company by convicted felon Barry Minkow.

In response to the Minkow allegations, the Company's Audit Committee commenced an internal investigation (the "Internal Investigation") by the Company's general counsel of the matters raised by Minkow. Also in response to the Minkow allegations, and in connection with its review of the Company's First Quarter 10-Q, GT made numerous requests to the Company for additional information and documents (the "Additional Information"), including requests for independent legal reviews (the "Independent Reports") with respect to Minkow's allegations that: (1) the Company's associate compensation plan violates anti-pyramid investment rules, (2) the Company's compensation plan fails to comply with Federal Trade Commission rules regarding disclosure of earnings and income to sales associates and prospective associates, and (3) the Company violated securities laws relating to insider trading and its stock buyback policy.

Initially, the Company's Audit Committee wanted to complete the Internal Investigation before considering whether or not to engage independent consultants to provide Independent Reports. GT informed the Company that this approach could potentially delay the filing of the First Quarter 10-Q. This position led to further discussions between the Chairman of the Audit Committee and GT, and the matter was resolved to the satisfaction of GT, the Company, and the Audit Committee when the Company furnished to GT all Additional Information requested by GT, and engaged select independent legal advisers to produce the Independent Reports.

After the Internal Investigation and the Independent Reports were completed, GT completed its review of the Company's First Quarter 10-Q. The Company has confirmed its belief, based on the Internal Investigation and the Independent Reports, that the material allegations of Minkow are without merit.

The Company has authorized GT to respond fully to any inquiries of a successor accountant.

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No event described in paragraph (a) (1) (v) of Item 304 of Regulation S-K has occurred within the Company's fiscal years ended December 30, 2006 and December 31, 2005, or the interim period from December 30, 2006 through the date hereof.
Specifically:

     (A) GT has not advised the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;
     (B) GT has not advised the Company that information has come to its attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;
     (C) Except as described above, GT has not advised the Company of the need to expand significantly the scope of its audit. GT has not advised the Company of the need to expand significantly the scope of its audit under circumstances where, due to GT's resignation, GT did not so expand the scope of its audit. GT has not advised the Company that information has come to its attention that if further investigated may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering fiscal periods subsequent to the last audited financial statements, or (ii) cause it to be unwilling to rely on management's representations or be associated with the Company's financial statements; and
     (D) GT has not advised the Company that information has come to its attention that it has concluded materially impacts the fairness or reliability of either: (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the last audited financial statements.

The Company provided GT with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of GT to the disclosures set forth.

The Company's Audit Committee is currently in the process of engaging a new independent registered public accounting firm.

As planned, the Company will give a full report of its second quarter financial results after the close of market on Tuesday, July 17, 2007, and will hold its regularly scheduled conference call to discuss the results with analysts and institutional investors on Wednesday, July 18, 2007, at 11:00 a.m. EDT.

Item 9.01 Financial Statements and Exhibits.

          (d)  Exhibits

Exhibit 16 Letter from Grant Thornton LLP dated August 1, 2007 (furnished herewith).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 USANA HEALTH SCIENCES, INC.


                                 By: /s/ Gilbert A. Fuller, Executive VP and CFO


Date: August 1, 2007

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